Statements of Loss - CHF (SFr) SFr in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Revenues
Contract revenue	SFr 7,194	SFr 20,255	SFr 23,214
Total revenue	7,194	20,255	23,214
Operating expenses
Research & development expenses	(44,277)	(32,663)	(25,774)
General & administrative expenses	(12,467)	(10,131)	(7,896)
Total operating expenses	(56,744)	(42,794)	(33,670)
Operating loss	(49,550)	(22,539)	(10,456)
Finance income / (expense), net	(1,132)	(4,055)	3,324
Interest income	29	330	43
Interest expense	(298)	(147)	(7)
Finance result, net	(1,401)	(3,872)	3,360
Loss before tax	(50,951)	(26,411)	(7,096)
Income tax expense	0	0	0
Loss for the period	SFr (50,951)	SFr (26,411)	SFr (7,096)
Loss per share (EPS):
Basic and diluted, income / (loss) for the period attributable to equity holders (in CHF per share)	SFr (0.82)	SFr (0.46)	SFr (0.14)